UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

______________________________________________________________________________

September 30, 2003

_____________________________________________________________________________________________

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholder Letter

 1

Statement of Investment in Securities

 4

Statement of Assets and Liabilities

 8

Statement of Operations

 9

Statements of Changes in Net Assets

10

Notes to the Financial Statements

11

Financial Highlights

13

Independent Accountants’ Report

14

_____________________________________________________________________________________________

                                                                                                               November 26, 2003

Dear Investor:

We are pleased to present you with the Annual Report of the Upright Growth Fund for the year ended September 30, 2003. For this one-year period, the Fund produced a total return of 51.54%.  This compares to 22% for the S&P 500 (large companies) and 52% for the NASDAQ Composite Index (mostly high-tech companies).

Market Review

The past bear market has lasted over 900 days and finally ended its low on October 9, 2002, and approached its latest low again in March 2003. After that it gave us strong non-stop running till now. As we expected and mentioned before, most investors cannot catch this train. They are leery of the stock market because they are looking backward instead of forward.

Do you still remember I specifically used the headline “Why we still have so much confidence” about U.S economy in the last annual report? I mentioned the following reasons: (1) current U.S. high tech (both hardware and software), pharmaceutical (including biochemical technologies) and banking industry are all leaders of the world.  (2) U.S economy won’t duplicate the Japanese economy’s 10-year recession, because the U.S banking industry is healthy and profitable, and has a different structure. (3) The solid fundamentals of U.S. economy accumulated in the past 70 years are superior to any other country in the world. (4) Dishonest managements do exist, however, the situation is not nearly as bad as stressed by the media. The market’s overreaction to this bad news caused under-valuation of many stocks. It should bounce back soon after it becomes stable. The recent good performance of the market seems to have confirmed the above statements.

Portfolio Review

During the market downturn between 2000-2002, we outperformed S & P 500 two out of three years. On the upturn, we achieved a close performance with S & P 500 Index in 1999 and a better return in 2003. Since the fund’s inception, the performance is close to S & P 500 index,  (for details refer to page 3) and three times in the past five years categorized as a 10% performer in the same peer group under the Lipper ranking. Lipper is a subsidiary of media giant Reuter Co.

We are pleased with the fact that the Fund produced 51.47% return this year - not only with the superior performance as compared to S & P, but also with the close match to the 52 % return of the NASDAQ even though we did not hold all high tech stocks.  It means the Fund provided nearly the same return as NASDAQ with less risk. In addition, the top ten holdings (appreciating 36% of the Fund Capital) contributed to almost 50% of the total performance.

Investment Strategy

During the severe bear markets of 1973-74 and 2000-2002, most growth funds were among the worst performing mutual funds. Funds with value style usually outperform growth style during that period. However, growth funds have proven to be more rewarding than other styles when the market is recovering and the economy is improving. Growth stocks usually lead the way in the bull market, not only because they got hit the hardest in the bear market, but also because the improving earnings make these stocks more appealing to the investors.

Our investment strategy is to keep pace with the market (such as S & P 500 index) during the market downturn, as it is difficult to surpass the market during the storm when the roads are wet and muddy. Under this environment, we try not to fall far behind. However, when the rain stops and sky becomes clear, it usually provides the opportunity for us. We would then take the opportunity by adopting the following strategies: (1) we will fully use the cash reserve (around 15% of the portfolio) and put it to work, (2) we will sell some stocks which appear to have reached their fair value and buy some undervalued securities (such as drugs stocks and some well know big cap stocks which did not participate in the recent rally, for example, Pfizer), (3) we will pick some good growth stocks with reasonable valuation and quality earnings, including, but not limited to high tech stocks, and (4) more growth than value weighted when the economy shows improvement and strength.

Final Thoughts

Although economic recovery is on the way, the stock market cannot skyrocket like a straight line. Profit takings and healthy corrections are necessary for a prolonged bull market. From the  Fund’s management point of view, we will stick to our principle and increase our holdings of growth stocks. For investors like yourselves, using dollar cost averaging to put your money at work is the key.

 We don’t know when the S&P 500 index or NASDAQ will fully recover. What we know is that successful investors are the persons who can take opportunities now rather than regret many years later when the market reaches a new high again.

Sincerely,

/s/David Y.S. Chiueh

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

STATEMENT OF INVESTMENT IN SECURITIES

September 30, 2003

	Number of	Market
	Shares	Value
COMMON STOCKS - 80.12%

Auto/Truck - 1.70%
General Motors Corp.	1,600	$ 65,488

Biotechnology - 6.94%
Amgen, Inc. *	880	56,778
Biogen, Inc.*	500	19,060
Genetech, Inc. *	2,000	160,280
Millennium Pharmaceutical, Inc. *	2,000	30,900
		267,018

Computer - 1.80%
Adaptec, Inc. *	2,500	18,900
Dell Computer Corp. *	1,400	46,788
Sun Microsystems, Inc. *	1,100	3,641
		69,329
Defense - 2.68%
Boeing Co.	3,000	102,990

Diversified Company - 3.40%
General Electric Company	2,000	59,620
Tyco International Ltd.	3,500	71,505
		131,125
Electronics - 2.10%
AVX Corp.	800	10,952
Corning, Inc.	2,600	24,492
RF Micro Devices, Inc. *	400	3,696
Sanmina Corp. *	2,500	24,150
Solectron Corp. *	3,000	17,550
		80,840
Energy - .63%
Calpine Corp. *	5,000	24,450

Entertainment - .32%
Eastman Kodak Company	600	12,564

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2003

	Number of	Market
	Shares	Value
Financial Service - 2.51%
Advanta Corp.	600	6,588
Cendant Corp. *	1,000	18,690
Citigroup, Inc.	400	18,204
Countrywide Financial Corp. *	500	39,140
Knight Trading Group, Inc. *	1,200	13,716
		96,338
Food - .48%
Campbell Soup Co.	700	18,550
		18,550
Healthcare - 7.74%
Pacificare Health Systems, Inc. *	5,200	253,760
Tenet Healthcare Corp.	3,000	43,440
		297,200
Industrial Service - .17%
Wackenhut Corrections Corp. *	400	6,820

Internet - 5.69%
America Online Inc. *	5,000	75,550
Verisign, Inc. *	7,215	97,114
Yahoo, Inc. *	1,300	46,007
		218,671
Leisure - .52%
Callaway Golf Co. *	1,400	19,978

Medical - 14.13%
Andrx Group	6,000	111,960
Bristol-Meyers Squibb Co.	3,000	76,980
Elan Corp P.L.C. ADR	9,671	51,160
Enzon Pharmaceuticals	4,000	46,560
McKesson Hboc, Inc.	900	29,961
Merck & Co., Inc.	2,000	101,240
Natrol, Inc. *	5,000	14,000
Schering-Plough Corp.	1,800	27,432
Watson Pharmaceuticals, Inc. *	2,000	83,380
		542,673
Networks - 5.20%
Cisco Systems, Inc. *	1,900	37,221
Juniper Networks, Inc. *	3,000	45,000
MDSI Mobile Data Solutions, Inc. *	6,000	33,900
McData Corporation CL	7,000	83,510
		199,631

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2003

	Number of	Market
	Shares	Value
Oil - .10%
Transocean Offshore, Inc. *	200	4,000

Semiconductor - 4.53%
Applied Materials, Inc. *	1,000	18,130
Broadcom Corp. CL	2,000	53,320
Genesis Microchip, Inc. *	4,000	44,960
Intel Corp.	400	11,008
LSI Logic Corp. *	2,500	22,475
Micron Technology, Inc. *	1,800	24,156
		174,049

Software and Services - 8.31%
Check Point Software Technologies, Ltd. *	4,100	69,044
Computer Associates International, Inc.	4,000	104,440
First Data Corp.	400	15,984
Microsoft Corp. *	1,000	27,800
Oracle Corp. *	2,100	23,625
SAP Aktiengesell ADR	300	9,129
Veritas Software Corp.*	2,200	69,344
		319,366

Storage Technology – 5.42%
EMC Corp. Mass *	3,500	44,205
Network Appliance, Inc. *	8,000	164,240
		208,445

Telecommunication - 4.44%
AT&T Corp.	320	6,896
Ciena Corp. *	1,400	8,204
Motorola, Inc.	1,200	14,340
Nokia Corp. ADR	400	6,240
Nortel Networks	9,000	36,900
SBC Communications	400	8,900
Scientific Atlanta, Inc.	2,500	77,875
Telephone & Data Systems, Inc.	200	11,308
		170,663

Textile - .31%
Tommy Hilfiger Corp. *	1,000	11,910
		11,910

Tobacco - .91%
Phillip Morris Companies, Inc.	800	35,040

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2003

	Number of	Market
	Shares	Value
Transportation - .09%
Continental Airlines, Inc. *	200	3,316

Total Common Stocks (Cost $3,548,707)		3,080,454

Short Term Investments - 19.74%
Fifth Third Bank Repurchase Agreement
1. 350% due 10/1/03	270,864	270,864
Money Market Fund - Brown & Co	488,078	488,078
		758,942

Total Investments (Cost $4,307,649)		3,839,396
Other Assets Less Liabilities .14%		5,096
Total Net Assets 100.0%		$3,844,492

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

ASSETS:
Investments, at market value (identified cost $4,307,649)	$3,839,396
Dividends receivable	1,023
Receivable for investments sold	49,213
Total Assets	3,889,632

LIABILITIES:
Investment advisory fees accrued	26,045
Administrative fees accrued	7,813
Custody fees accrued	1,064
Professional fees accrued	7,270
Trustee fees accrued	1,994
Registration fees accrued	867
Other	87
Total Liabilities	45,140

NET ASSETS	$3,844,492

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$4,501,828
Accumulated undistributed:
Net investment loss	(131,886)
Net realized loss on investment transactions	(57,197)
Net unrealized depreciation on investments	(468,253)

Total Net Assets	$3,844,492

Shares outstanding
(Unlimited number of shares authorized, $1.00 par value)	460,533

Net Asset Value, Redemption Price Per Share	$ 8.35

Maximum offering price per share (3% sales charge)	$ 8.61

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2003

INVESTMENT INCOME:
Dividend income	$ 21,090
Interest income	1,778
Total Investment Income	22,868
EXPENSES:
Investment advisory fees	44,796
Administrative fees	13,439
Custody fees	3,650
Professional fees	7,930
Trustee fees	790
Registration fees	2,076
Insurance fees	976
Other	75
Total Expenses	73,732

NET INVESTMENT LOSS	(50,864)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(9,674)
Net unrealized appreciation on investments	1,277,819
Net realized and unrealized appreciation on investments	1,268,145
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,217,281

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2003	2002
OPERATIONS:
Net investment loss	$ (50,864)	$ (36,850)
Net realized loss on investments	(9,674)	(39,132)
Net unrealized appreciation on investments	1,277,819	(1,161,809)
Net increase (decrease) in net assets from operations	1,217,281	(1,237,791)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	441,629	1,128,453
Payments for shares redeemed	-	(26,260)
Net increase in net assets from capital share transactions	441,629	1,102,193

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,658,910	(135,598)

NET ASSETS:
Beginning of period	2,185,582	2,321,180

End of period	$3,844,492	$2,185,582

CHANGES IN SHARES OUTSTANDING:
Shares sold	64,179	130,629
Shares redeemed	-	(2,668)

Net increase in shares outstanding	64,179	127,961

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)

Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days will be valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation (“Adviser”) in accordance with procedures approved by the Board of Directors.

b)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At September 30, 2003, the Fund had a net capital loss carryover of approximately $57,000 available to offset future net capital gains and thereby reduce further taxable distributions.  The Fund has a net operating loss of approximately $131,000 to offset future net investment income.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2003 (excluding repurchase agreements and short-term securities), were as follows:

	Other than
	U.S. Govt.	U.S. Govt.
	Securities	Securities
Purchases	$612,875	-
Proceeds from sales	816,704	-

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued $26,045 of adviser fees through September 30, 2003.  During the year ended September 30, 2003 the fund paid $27,528 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $7,813 of administrative fees through September 30, 2003. During the year ended September 30, 2003, the Fund paid $8,258 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charge of the Fund are outlined below:

Investment

Up to $49,999	3.00%	3.09%
$50,000-$99,999	2.50%	2.56%
$100,000-$249,999	2.25%	2.30%
$250,000-$499,999	1.75%	1.78%
$500,000-$749,999	1.50%	1.52%
$750,000-$999,999	1.25%	1.27%
$1 million and up	0.75%	0.76%

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

					Inception
					January 21, to
					September
	Year ended September 30,				30,
	2003	2002	2001	2000	1999
PER SHARE DATA
Net asset value, beginning of period	$5.51	$8.65	$13.29	$10.08	$10.00

Investment operations:
Net investment loss	(0.12)	(0.09)	(0.11)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	2.96	(3.05)	(4.53)	3.41	0.05
Total from investment operations	2.84	(3.14)	(4.64)	3.23	0.08
Less distributions:
From net investment income	-	-	-	.02	-

Net asset value, end of period	$8.35	$5.51	$ 8.65	$13.29	$10.08

TOTAL RETURN1.	51.54%	(36.24)%	(34.91)%	32.06%	0.80%2.

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,845	$2,186	$2,321	$1,962	$ 811
Ratio of net expenses to average net assets	2.48%	2.24%	2.85%	3.21%	1.95%3.
Ratio of net investment income (loss) to average net assets	(2.38)%	(1.91)%	(1.05)%	(1.47)%	0.47%3.
Ratio of net expenses to average net assets-without fee waiver	2.48%	2.24%	2.85%	3.21%	5.47%3.
Ratio of net investment income to average net assets - without fee waiver	(2.38)%	(1.91)%	(1.05)%	(1.47)%	(3.05)%3.
Portfolio turnover rate	20.40%	9.52%	19.16%	19.88%	8.87%

1.Total returns do not include the one-time charge.

2.Total return is not annualized.

3. Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

INDEPENDENT ACCOUNTANTS’ REPORT

Board of Trustees

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund, as of September 30, 2003 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 30, 2003.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of the Upright Growth Fund, for each of the periods ending September 30, 2001 and 2000 and for the period inception January 1999 to September 30, 1999, were audited by other accountants whose report dated October 19, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ Meyler & Company, LLC

Middletown, NJ

November 22, 2003

14

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None
Bing B. Chen 271 North Livingston Ave. Livingston, NJ 07039	Trustee since 1998	President of Great China Chartering & Agency Corp., a shipping brokerage firm since 1997.	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 73-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

Fifth Third Bank Corporation

38 Fountain Square Plaza

Cincinnati, OH 45263

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Bing B. Chen

-

16 –

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03,  the head is Mr. Wellman Wu, who is qualified as financial expert under current SEC regulations.   He has more than 15 years experience of  actively supervising a principal financial officer and controller. Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 10, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)

Exhibit 99 CODE ETH is filed herewith.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date December 9, 2003

* Print the name and title of each signing officer under his or her signature.